TREASURY BOND 7.3066%
                                          RENTAL FACTOR 3.25294%
                                          LEASE FUNDING NO: 94006




                      LEASE SUPPLEMENT TO
         MASTER EQUIPMENT LEASE (the "Master Lease")
                            BETWEEN
          COCA-COLA FINANCIAL CORPORATION ("Lessor")
                              AND
         COCA-COLA BOTTLING CO. CONSOLIDATED ("Lessee")
                    DATED: February 9, 1993




1. Term


    The "Initial Term" shall commence on the 8th day of July, 1994 ("Lease Commencement Date"); and will continue for a term of one hundred eight (108) months ending on the 8th day of July, 2003.


2. Rent


    (a) BASIC RENT: As Basic Rent hereunder, Lessee shall pay an aggregate rental charge of $1,376,483.40, payable in arrears in thirty-six (36) quarterly installments of $38,235.65 each, beginning on October 8,1994 and continuing on the same day of each calendar quarter thereafter during the Initial Term, with the final such installment being due and payable on July 8, 2003.

    (b) INTERIM RENT: Lessee shall pay Lessor Interim Rent on all payments made by Lessor for Equipment from the date of Lessor's payment, if paid prior to the Lease Commencement Date, until the Lease Commencement Date.
Interim Rent shall be calculated from the date of such payment on the basis of a rate which shall be the lesser of (i) a daily rate of per dollar so paid by Lessor, (which rate is based on the rate implied by the Basic Rent amount set forth above), or (ii) a per annum rate applied to the amount so paid by Lessor equal to the "Prime Rate" as published in The Wall Street Journal on the last business day prior to the date of such payment by Lessor. Interim Rent shall be payable in full on the Lease Commencement Date.

    (c) SUPPLEMENTAL RENT: In addition to Basic Rent and Interim Rent, Lessee shall pay Lessor all Supplemental Rent provided for in the Master Lease including, without limitation, all applicable sales and use taxes.

3. Location of the Equipment


    The location(s) of the Equipment leased is (are) set forth on Exhibit "A" attached hereto.



4. Equipment Leased


    The Equipment leased is described on each equipment invoice and installation notification subject to this Lease Supplement. The supporting equipment invoices, installation notifications and equipment serial numbers are summarized on Exhibit "A" attached hereto.



5. Stipulated Loss Value


    The "Stipulated Loss Value" of each item of Equipment, as of any particular date of computation, shall be determined with reference to Exhibit "B" attached hereto by multiplying the original cost of such item of Equipment as stated on Exhibit "A" hereto by the percentage of the cost of such item set forth opposite the applicable month number on Exhibit "B" hereto. For this purpose the applicable month number means the number of months or partial months elapsed since the Lease Commencement Date. If only a portion of an item of Equipment is affected by any event causing calculation of "Stipulated
Loss Value" as specified in the Master Lease, and the cost of such portion of the Equipment cannot be readily determined from the original cost of such item set forth on Exhibit A, then the Stipulated Loss Value for such portion of the Equipment shall be as reasonably calculated by Lessor, with written notice of such amount being sent to Lessee by Lessor.



6. Lease


    This Lease Supplement is executed and delivered under and pursuant to the terms of the Master Lease, and this Lease Supplement shall be deemed to be a part of, and shall be governed by the terms and conditions of the Master Lease. For purposes of this Lease Supplement, capitalized terms which are used herein but which are not otherwise defined herein shall have the meanings ascribed to such terms in the Master Lease.

    IN WITNESS WHEREOF, Lessee has caused this Lease Supplement to be duly executed and delivered by its duly authorized officers, this 8th day of July, 1994.




                             LESSEE:
                             COCA-COLA BOTTLING CO. CONSOLIDATED



(CORPORATE SEAL)              By: Brenda B. Jackson
Attest: Patricia A. Gill      Title: Vice President & Treasurer
Title: Assistant Secretary



Accepted in Atlanta, Georgia, this 12th day of July, 1994.


                              LESSOR:
                              COCA-COLA FINANCIAL CORPORATION
                              By: Chris Tambeaux
                              Title: Vice President